FactSet Overview FY 2021 Copyright © 2021 FactSet Research Systems Inc. All rights reserved. Confidential: Do not forward. November 18, 2021

Forward-Looking Statements and Non-GAAP Measures This presentation contains forward looking statements reflecting management’s current expectations based on currently available information. Actual results may differ materially from what is expressed or forecast in such forward-looking statements. More information about factors that could affect FactSet’s business and financial results are in FactSet’s filings with the SEC, including our most recent Forms 8-K, 10-K and 10-Q. FactSet undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise. In addition, this presentation and oral statements made in connection with this presentation reference non-GAAP financial measures, such as Annual Subscription Value (ASV), organic revenue, adjusted revenue, adjusted operating metrics, adjusted diluted EPS and free cash flow. The use of these non-GAAP measures are limited as they include and/or do not include certain items not included and/or included in the most directly comparable GAAP measure. A reconciliation of non- GAAP financial measures to the most directly comparable GAAP financial measures is provided in the appendix to this presentation and in FactSet’s earnings release issued on September 28, 2021, which are posted on factset.com under the Investor Relations section. 2Copyright © 2021 FactSet Research Systems Inc. All rights reserved.

Agenda 1 Company Overview 2 Financial Review 3 Appendix 3Copyright © 2021 FactSet Research Systems Inc. All rights reserved.

COMPANY OVERVIEW 4Copyright © 2021 FactSet Research Systems Inc. All rights reserved.

Key Takeaways: Compelling Business Model Consistent long-term growth Long-term financial expectations remain strong. Strong free cash flow generation Operational excellence Investment in our workforce. Disciplined expense management. Continued margin expansion Continuing innovation and investment Strategic investments to sustain long term value. Heightened focus on acquisitions and partnerships to drive growth High shareholder return Emphasis on returning excess capital to stockholders through dividends and share repurchases 5Copyright © 2021 FactSet Research Systems Inc. All rights reserved.

Copyright © 2021 FactSet Research Systems Inc. All rights reserved 6 Client Obsession: Provide open, flexible, adaptive, solutions as part of our open ecosystem with hyper- personalized digital products to provide the next best action across the investment lifecycle Content Refinery: Provide the most comprehensive and connected inventory of client, proprietary, and third-party content in our industry Next Generation Workflows: Build differentiated next generation solutions to streamline our clients’ workflows and deliver tangible efficiencies for the front, middle, and back office Purpose: Drive the Investment Community to See More, Think Bigger, and Do Its Best Work Scale Up Our Content Refinery Drive Next-Gen Workflow Solutions Client Obsession

# FactSet At a Glance[1]

| | |
|---|---|
| GLOBAL FOOTPRINT (COUNTRIES) | 22 |
| OFFICES | 48 |
| EMPLOYEES | 10K+ |
| USERS | 160K+ |
| CLIENTS | 6K+ |



FACTSET ⟩ SEE THE ADVANTAGE

[1] Figures as of FactSet fiscal year end August 31, 2021

Copyright © 2021 FactSet Research Systems Inc. All rights reserved

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Copyright © 2021 FactSet Research Systems Inc. All rights reserved $90 $290 Significant Outperformance Since Our IPO 25 Years Ago 8 Stock Performance vs. S&P 500 (Last 5 Years) FDS (+182%) S&P 500 (+116%) Nov 20212016 2017 2018 2019 2020 1 Year 3 Years 5 Years 10 Years Since IPO1 +41% +101% +182% +365% +11,988% S&P 500 +32% +72% +116% +271% +598% Market Cap: $17B$6B $7B $8B $10B $12B 1 FactSet began trading on the New York Stock Exchange on June 28, 1996

$0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $3,500 $3,700 $3,900 $4,100 $4,300 $4,500 $4,700 $4,900 D e c J a n F e b M a r A p r M a y J u n J u l A u g S e p O c t S&P500 FDS FactSet Snapshot 22 years of consecutive dividend growth 41 consecutive years of revenue growth 25 consecutive years of adjusted diluted EPS growth 25 years as a publicly listed company 14% year over year workstation user growth Q4 Fourth quarter FY21 - highest reported quarterly ASV in Company history FDS +33% S&P 500 +22% Stock Performance vs. S&P 500 (2021 YTD)Financial Performance (Fiscal 2021) $1.6B Revenue Adj Operating Margin1 Adj Diluted EPS1 32.5% $518M Adj Operating Income1 $11.20 1 Please see Appendix for a reconciliation of these non-GAAP metrics to GAAP metrics. 2 FactSet (FDS) stock price as of October 31, 2021. 9 YoY YoY YoY YoY current market capitalization (~3x in 5 years) $17B Copyright © 2021 FactSet Research Systems Inc. All rights reserved. 2

# Significant Opportunity to Capture Greater Share of Addressable Market

**Well positioned to be the partner of choice as client needs and market dynamics evolve at an accelerated pace**

$32B
Total Addressable Market[1]

$10B
Serviceable Addressable Market[1]

$1.7B
FactSet (FY 2021)[2]



- Total addressable market (TAM) is the total market demand for a product or service.
- Serviceable addressable market (SAM) is the segment of the TAM targeted by FactSet's products and services within our geographic segments.

### Overall Trends

- Shift from active to passive
- Cost rationalization and fee compression

### Clients

- Consolidation of technology and market data vendors
- Shift to multi-asset class investing
- Seeking unique data sets (e.g. private company, ESG, local data sets)

### Technology

- Digital transformation embraced by clients
- Accelerated move to the cloud
- Demand for open ecosystems and APIs
- Self-service and automation

FACTSET ⟩ SEE THE ADVANTAGE

[1] TAM and SAM are 2020 figures. Source: FactSet internal data, BCG analysis
[2] Organic ASV + Professional Services

Copyright © 2021 FactSet Research Systems Inc. All rights reserved
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11 Centralize Content Expanded content access | Data decision support | Enabling data science Our Digital Platform is Critical to the Success of the Investment Community Open, cloud-based platform Integrated digital products Superior client service Extensive data hierarchy and taxonomy Broad and connected content suite Deep investment process analytics Digital Platform Operational Efficiencies Cohesive investment process | Frictionless user experience Cost Rationalization Simplification of platforms | Optimize vendor usage Outperformance Best of breed multi-asset capabilities | Differentiated data for investment decisions Competitive Differentiation Access to robust analytics | Enhanced digital engagement Outcomes for the Investment Community Copyright © 2021 FactSet Research Systems Inc. All rights reserved.

# Our Content Refinery Expands our Clients' Knowledge and Trust

**Comprehensive and connected inventory of client, proprietary and third-party content that drives broader discoverability**

| 25 | 800+ | 4M+ |
|---|---|---|
| Core Proprietary Content Sets | Third Party Data Vendors | Client Portfolios |

### Data Connectivity

- Listings
- Securities
- Entities
- People
- Transactions
- Relationships
  - Associations (e.g. Revenue, Frequency, History)

### FactSet Proprietary Content

Expansive coverage, depth, and speed of FactSet's core proprietary content portfolio

- Core Content: Speed
- Core Content: Depth
- Unique Data: Broad coverage

### Open: FactSet Marketplace

Utilizes FactSet's powerful data connectivity model to ease the onboarding process of third-party data

- Concordance to FactSet permanent entity identifiers
- Consolidated contractual process
- Sandbox for testing



INSIGHTS & IDEA GENERATION
SCREENED & CONNECTED BY FACTSET
MARKET LEADING SYMBOLOGY
DIVERSE DATA

FACTSET 〉 SEE THE ADVANTAGE

Copyright © 2021 FactSet Research Systems Inc. All rights reserved

12

# Next-Generation Workflow Solutions Built On Our Content Refinery

BEST IN BREED DATA

SYMBOLOGY

## FRONT OFFICE

### RESEARCH

- Generate ideas and discover opportunities with unique data.
- Monitor the global markets, research public and private companies, and gain industry and market insights.

### PORTFOLIO CONSTRUCTION

- Monitor real-time portfolio performance, risk, characteristics, and composition.
- Perform exploratory data and portfolio construction analysis to optimize expected returns.

### TRADING

- Ensure pre- and post-trade compliance with active and passive breach management.
- Oversee order and execution management and allocations.
- Automate trade execution and optimize algorithm selection.

## MIDDLE OFFICE

### RISK MANAGEMENT

- Measure performance, risk, style, and characteristics for multiple portfolios and asset classes.
- Choose the risk methodologies that match investment processes.

### PERFORMANCE + ATTRIBUTION

- Understand and analyze sources of performance, risk, and exposure historically and over time.
- Calculate and manage workflows to lock down official performance or any other analytics.

### REPORTING

- Combine key analytics and results with proprietary content in client-ready customizable and automated reports.
- Distribute results and commentary via reports, web, API or feeds.

## BACK OFFICE

### DATA MANAGEMENT SOLUTIONS

- Optimized integration of internal and third-party content sets
- Exploitation of data structure and connectivity to uncover actionable insights
- Leverage data connections to create summary views to manage security-level and counter-party risk more effectively
- Significantly reduce the costs associated with regulatory reporting requirements

CONCORDANCE

BEST IN CLASS TECHNOLOGY

FACTSET 〉SEE THE ADVANTAGE

Copyright © 2021 FactSet Research Systems Inc. All rights reserved 13

Copyright © 2021 FactSet Research Systems Inc. All rights reserved Our Clients are at the Center of What We Do 14 Transforming the way our users discover, decide, and act on opportunities using our digital platform Hyper-Personalized Products Open Ecosystem & Self-ServiceTrusted Partner ❖ Remove friction from the client experience with solutions that are open, flexible, and easy to use ❖ Advance the Digital Transformation of our clients through our API program ❖ Offer a modern data layer with database capabilities in the cloud, including cloud marketplace integrations ❖ Partner with our clients to provide the best services in the industry ❖ Provide an elevated level of technology and content expertise ❖ Expand our capabilities in professional services ❖ Push ideas and actions across the portfolio lifecycle ❖ Support anytime, anywhere decision-making via responsive, adaptable and accessible platforms

# Investing to Drive Growth

| | Content Refinery | Client Obsession | Workflow Solutions |
|---|---|---|---|
| DIGITAL PLATFORM | • Deep Sector<br>• Private Markets<br>• Fund Data<br>• ESG and Thematic<br>• Market and Reference Data | • Hyper-personalization<br>• Trusted Advisor<br>• Open Ecosystem and Self-Service | • Data as a Service<br>• Front Office<br>• Risk<br>• Pitch Lifecycle<br>• Advisor Dashboard<br>• Asset Allocation |

**EXECUTION EXCELLENCE**

- Accelerate product-to-market
- Digitization of Systems
- Agile Delivery
- Product Management Excellence
- Optimize Cost Base to fund investments

Cloud Integration

Increased offerings on cloud-based platforms, including Snowflake, Microsoft, and AWS

**GROWTH MINDSET**

- Workforce of Future
- Performance-driven and forward-looking
- M&A and Partnerships: Drive Private Markets, Wealth and Buy-Side

M&A

Acquired companies that enhance our ESG and Deep Sector content + Analytics technology

FACTSET ⟩ SEE THE ADVANTAGE
Copyright © 2021 FactSet Research Systems Inc. All rights reserved.
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# Recent Deals Complement Our Product Offerings

| | TRUVALUE LABS | CABOT INVESTMENT TECHNOLOGY | BTU ANALYTICS | cobalt |
|---|---|---|---|---|
| Headquarters | San Francisco, CA | Boston, MA | Lakewood, CO | Boston, MA |
| Founded | 2013 | 2004 | 2014 | 2011 |
| Sponsoring SBU | CTS | Analytics & Trading | Research & Advisory | Research & Advisory |
| Strategic Alignment | ESG | Portfolio Lifecycle | Deep Sector | Private Markets |
| Deal Rationale | Expand ESG footprint and enhance technology-enabled content collection capabilities | Address product gap in behavioral analytics to differentiate our PLC offering | Accelerate the Power/Energy sub-strategy of our Deep Sector roadmap | Building block to accelerate entry into private market workflows and path to differentiated data |
| Transaction Timing | Closed in Q1 FY21 (November 2, 2020) | Closed in Q4 FY21 (June 1, 2021) | Closed in Q4 FY21 (July 1, 2021) | Closed in Q1 FY22 (October 12, 2021) |

FACTSET ⟩ SEE THE ADVANTAGE
Copyright © 2021 FactSet Research Systems Inc. All rights reserved.
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Building the Workforce of the Future Recruit for future talent needs across content, technology, and client solutions Partner with local leaders and universities to identify educational opportunities to prepare future talent for the jobs of tomorrow Attract, develop, and retain top talent via a strong culture and career mobility opportunities Elevate our DE&I efforts by embracing diversity of thought, backgrounds, identities, and experiences Empower decision making at all levels, working collaboratively as part of agile and inclusive teams 17Copyright © 2021 FactSet Research Systems Inc. All rights reserved.

➢ CPD and EcoVadis filings ➢ GRI, SASB and UN Sustainable Development Goals tables published ➢ Task Force on Climate-Related Financial Disclosures (TCFD) and Science Based Targets Initiative (SBTi) Reporting (planned) Committed to Sustainable Growth in the Communities in Which We Live and Work ➢ Sustainability Plan being developed ➢ Signatory of UN Principles for Responsible Investment ➢ Signatory of UN Global Compact Our Materiality Assessment Our Sustainable Actions Our Reporting We are continually monitoring and improving our social practices, our environmental and climate actions, and our governance initiatives to ensure our ESG sustainability efforts are meeting the expectations of our stakeholders 18Copyright © 2021 FactSet Research Systems Inc. All rights reserved. ➢ Materiality Analysis prepared and published ➢ Published our validated Scope 1 and Scope 2 GHG Emissions for fiscal 2019 and fiscal 2020

# Commitment to Global Diversity, Equity & Inclusion

**We have implemented a robust diversity strategy focusing on three key pillars**



**W O R K F O R C E**

Inclusion, Equity & Belonging

- Leadership Commitment
- Transparency & Accountability
- People Processes
- Retention & Advancement
- Recruitment
- Education
- Engagement



**M A R K E T P L A C E**

Economic Opportunity

- Supplier Diversity
- Collaboration with Clients



**S O C I E T Y**

Justice

- Investments
- Contributions
- Corporate Voice

FACTSET 〉 SEE THE ADVANTAGE

Copyright © 2021 FactSet Research Systems Inc. All rights reserved. Confidential: Do not forward.

# Our Awards

## BEST DATA ANALYTICS PROVIDER

Inside Market Data & Inside Reference Data
Award Buy-Side Technology Award
Fund Technology & WSL Awards



## BEST OVERALL TECHNOLOGY PROVIDER

Buy-Side Technology Award
Inside Market Data and Inside Reference Data Awards
Financial Technologies Forum Awards

## BEST RISK MANAGEMENT TECHNOLOGY PROVIDER

MENA Fund Services Award
Ranked 19 in Chartis RiskTech100
Private Equity Wire



## BEST BUY-SIDE PERFORMANCE MEASUREMENT AND ATTRIBUTION

Buy-Side Technology Awards | Waters Ranking Awards
Wealth & Finance International Alternative Investment Awards

## BEST REPORTING SYSTEM PROVIDER

Waters Ranking Awards
Wealth Briefing European Award



FACTSET 〉 SEE THE ADVANTAGE
Copyright © 2021 FactSet Research Systems Inc. All rights reserved.
20

FINANCIAL REVIEW | FISCAL 2022 GUIDANCE 21Copyright © 2021 FactSet Research Systems Inc. All rights reserved.

160K+ $66 $79 $72 $78 $112 FY17 FY18 FY19 FY20 FY21 We Have Accelerated Top-Line Growth While Maintaining High Retention 90.8% 91.1% 89.7% 89.7% 91.0% FY17 FY18 FY19 FY20 FY21 GLOBAL USERS 5 Year CAGR 14% 6.5K+ GLOBAL CLIENTS 5 Year CAGR 9% 1 LTM Organic ASV + Professional Services Growth Rate is based on last twelve months as of August 31, 2021 $M 98.3% 98.5% 98.1% 98.7% 98.5% FY17 FY18 FY19 FY20 FY21 C lie n t R e te n ti o n A S V R e te n ti o n 22 $1.7B O r g a n i c A S V + P r o f e s s i o n a l S e r v i c e s 1 +7% Incremental ASV1 growth reached record high of $112M… …and both client and ASV1 retention remains strong Copyright © 2021 FactSet Research Systems Inc. All rights reserved.

# ASV[1] Split by Client, Geography and Business

**Executing our strategy through three businesses that leverage our content refinery**

By Client Type[1] | By Geography[1,2] | By Business[1]


17%
Sell-Side
83%
Buy-Side
10%
APAC
27%
EMEA
61%
Americas
17%
Content Technology Solutions
36%
Analytics & Trading
48%
Research & Advisory

**CTS** — Off-platform products delivering data directly and *leveraging FactSet's core content and technology*

**A&T** — Solutions for investment portfolio lifecycle connecting all essential front and middle office functions

**R&A** — Optimized workflows delivering integrated content for vital aspects of the research and advisory process

FACTSET 〉 SEE THE ADVANTAGE

[1] Percentage of FY 2021 Organic ASV + Professional Services
[2] Professional Services of $24M not allocated by geography

Copyright © 2021 FactSet Research Systems Inc. All rights reserved
23

The Majority of our Business is Subscription-Based 24 $1.2 $1.4 $1.5 $1.5 $1.7 $0.02 $0.02 $0.02 $0.03 $0.02 FY17 FY18 FY19 FY20 FY21 Subscription-based ASV Professional Services 98.6% 98.5% 98.5% 98.4% 98.6% FY17 FY18 FY19 FY20 FY21 $1.4 $1.5 $1.5 $1.7 Organic ASV + Professional Services Subscriptions have remained above 98% of our ASV1 over the last 5 years Copyright © 2021 FactSet Research Systems Inc. All rights reserved. Subscription-based ASV1 allows us to execute value-based pricing at the rate of inflation $1.3 1 Organic ASV + Professional Services $B

1.2 1.4 1.4 1.5 1.6 FY17 FY18 FY19 FY20 FY21 396 426 476 503 518 FY17 FY18 FY19 FY20 FY21 $7.31 $8.53 $10.00 $10.87 $11.20 FY17 FY18 FY19 FY20 FY21 Fiscal 2021 was a Record Year for Revenue and Adjusted EPS …building on momentum of the last several years $1.6B Revenue Adj Operating margin1 Adj Diluted EPS1 32.5%$518M Adj Operating Income1 $11.20 32.2% 31.3% 33.2% 33.6% 32.5% FY17 FY18 FY19 FY20 FY21 Avg 32.6% $B $M $ +7.1% +7.0% +11.8% 25 YoY YoY YoY YoY Copyright © 2021 FactSet Research Systems Inc. All rights reserved. 1 Please see Appendix for a reconciliation of these non-GAAP metrics to GAAP metrics.

SG&A Savings Reflect Productivity Gains and Cost Discipline 25% FY17 SG&A (4)% FY21SG&A Change 21% Avg. Chg. (100) bps • Improvements in SG&A productivity and cost discipline have driven substantial margin expansion • A centralized global procurement function will enable us to continue to rationalize spending on enterprise- wide technology investments • We continue to optimize facilities and T&E spend to reflect new working standards 26 SG&A Improvement (% Revenue)1 1 GAAP Selling, General & Administrative Expenses as percentage of Net Revenue Copyright © 2021 FactSet Research Systems Inc. All rights reserved.

Technology Investment has Grown, Helping to Drive Top-Line Growth 27 $786 $963 $45 $66 $177 $112 FY17 Total Expense FY17-FY21 Tech Increase FY17-FY21 Non-Tech Increase FY21 Total Expense Technology investments reflect new cloud-based product capabilities Tech Non- Tech 4% 64% 7% 60% % of Net Revenue $831 $1,075 $M Copyright © 2021 FactSet Research Systems Inc. All rights reserved. 1 1 1 Expenses based on non-GAAP results. Please see Appendix for a reconciliation of these non-GAAP metrics to GAAP metrics.

1 2 3 4 Investments (R&D) Buybacks Dividends Acquisitions Fiscal 2017 - 2021 Five Year Total $1.1B $499M $1.3B $364M Capital Allocation Philosophy ❖ Capital to re-invest in capabilities and product innovation ❖ Creating long-term value for shareholders ❖ Ensuring financial flexibility and risk management Balanced Approach to Capital Allocation – Investment in Growth and Return of Capital 28Copyright © 2021 FactSet Research Systems Inc. All rights reserved.

31% 34% 28% 30% 30% FY17 FY18 FY19 FY20 FY21 81 89 100 110 118 FY17 FY18 FY19 FY20 FY21 $261 $304 $220 $201 $265 $163 $197 $241 $270 $330 FY17 FY18 FY19 FY20 FY21 Share Repurchases Avg Share Price Delivering Value to Shareholders Returned $118M in Dividends in Fiscal 2021… …and $1.25B of Share Repurchases over the last 5 years $M $M 284 352 368 428 494 FY17 FY18 FY19 FY20 FY21 Avg 30.5% $M +11.8% 29% 25% 27% 26% 24% FY17 FY18 FY19 FY20 FY21 Avg 26.2% Net Income Payout Ratio2 Free Cash Flow1 Cash Flow Payout Ratio3 +9.7% 29Copyright © 2021 FactSet Research Systems Inc. All rights reserved. 1 Please see Appendix for free cash flow details. 2 Net income payout ratio reflects dividends as a percentage of net income. 3 Cash flow payout ratio reflects dividends as a percentage of free cash flow.

FY 2021 Guidance1 FY 2021 Results Organic ASV + Professional Services Growth $85m - $95m $112.1m GAAP Revenues $1.570b - $1.585b $1.591b GAAP Operating Margin 29.5% - 30.5% 29.8% Adjusted Operating Margin2 32.0% - 33.0% 32.5% Annual Effective Tax Rate3 15.0% - 16.5% 14.5% GAAP Diluted EPS $10.05 - $10.45 $10.36 Adjusted Diluted EPS2 $10.75 - $11.15 $11.20 Financial Results for Fiscal 2021 Either Met or Exceeded Guidance 1 Latest annual guidance as of June 29, 2021. 2 Please see Appendix for a reconciliation of these non-GAAP metrics to GAAP metrics. 3 Guidance for annual effective tax rate provided for fiscal 2021 did not include any one-time expense or benefit items but included an estimate for stock-based compensation tax benefits. + + + + = = = 30Copyright © 2021 FactSet Research Systems Inc. All rights reserved.

In Fiscal 2022, We Expect to Deliver 7% or Higher ASV1 Growth and Expanded Margin 1 Organic ASV + Professional Services 2 FactSet’s expectations as of September 28, 2021. Actual results may differ materially from expectations above. 3 Growth over fiscal 2021. 4 Please see Appendix for a reconciliation of these non-GAAP metrics to GAAP metrics. The Fiscal 2022 Outlook shown here is a forward-looking statement. Given the risks, uncertainties and assumptions related to FactSet's business and operations, including the ongoing uncertainty surrounding the duration, magnitude and impact of the COVID pandemic, FactSet’s actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. 31 2 Copyright © 2021 FactSet Research Systems Inc. All rights reserved. Fiscal 2022 Outlook Organic ASV + Professional Services Growth3 $105 - $135 million GAAP Revenues $1,705 - $1,720 million GAAP Operating Margin 31% - 32% Adjusted Operating Margin4 32.5% - 33.5% Effective Tax Rate 14.5% - 15.5% GAAP Diluted EPS $11.60 - $11.90 Adjusted Diluted EPS4 $12.00 - $12.30

Key Takeaways: Compelling Business Model Consistent long-term growth Long-term financial expectations remain strong. Strong free cash flow generation Operational excellence Investment in our workforce. Disciplined expense management. Continued margin expansion Continuing innovation and investment Strategic investments to sustain long term value. Heightened focus on acquisitions and partnerships to drive growth High shareholder return Emphasis on returning excess capital to stockholders through dividends and share repurchases 32Copyright © 2021 FactSet Research Systems Inc. All rights reserved.

APPENDIX 33Copyright © 2021 FactSet Research Systems Inc. All rights reserved.

1,221 1,350 1,435 1,494 1,591 FY17 FY18 FY19 FY20 FY21 Financial Performance 1,225 1,358 1,441 1,498 1,592 FY17 FY18 FY19 FY20 FY21 352 366 438 440 474 FY17 FY18 FY19 FY20 FY21 396 426 476 503 518 FY17 FY18 FY19 FY20 FY21 $M $M $M $M 1 Please see Appendix for a reconciliation of these non-GAAP metrics to GAAP metrics. GAAP Revenue Adjusted Revenue1 GAAP Operating Income Adjusted Operating Income1 34Copyright © 2021 FactSet Research Systems Inc. All rights reserved. +7.1% +6.8% +6.3% +7.0%

Financial Performance (continued) 32% 31% 33% 34% 33% FY17 FY18 FY19 FY20 FY21 29% 27% 31% 29% 30% FY17 FY18 FY19 FY20 FY21 Avg 29.1% Avg 32.6% 7.31 8.53 10.00 10.87 11.20 FY17 FY18 FY19 FY20 FY21 6.51 6.78 9.08 9.65 10.36 FY17 FY18 FY19 FY20 FY21 $$ GAAP Operating Margin Adjusted Operating Margin1 GAAP Diluted EPS Adjusted Diluted EPS1 35 1 Please see Appendix for a reconciliation of these non-GAAP metrics to GAAP metrics. Copyright © 2021 FactSet Research Systems Inc. All rights reserved. +4.8% +11.8%

# Non-GAAP Reconciliations – FY 2021 & FY 2020

## Adjusted Operating Income, Margin, Net Income, Adjusted Diluted EPS

(in thousands, except per share data)

| | FOR THE YEAR ENDED AUGUST 31st | | |
|---|---|---|---|
| (Unaudited) | 2021 | 2020 | % Change |
| GAAP Operating Income | $ 474,041 | $ 439,660 | 7.8% |
| Deferred revenue fair value adjustment | 539 | 4,192 | |
| Intangible asset amortization | 23,257 | 22,269 | |
| Impairment of investment | – | 16,500 | |
| Transformation costs | 14,113 | 16,478 | |
| Restructuring/ severance | 5,028 | 51 | |
| Real estate charges | 716 | 4,253 | |
| Adjusted Operating Income | $ 517,694 | $ 503,403 | 2.8% |
| Operating Margin | 29.8% | 29.4% | |
| Adjusted Operating Margin | 32.5% | 33.6% | |
| GAAP Net Income | 399,590 | 372,938 | 7.1% |
| Deferred revenue fair value adjustment | 456 | 3,385 | |
| Intangible asset amortization | 19,672 | 27,773 | |
| Impairment of investment | – | 16,500 | |
| Transformation costs | 11,938 | 13,171 | |
| Restructuring/ severance | 4,253 | 41 | |
| Real estate charges | 606 | 3,399 | |
| Income tax items | (4,466) | (7,085) | |
| Adjusted Net Income | $ 432,049 | $ 420,122 | 7.1% |

| | FOR THE YEAR ENDED AUGUST 31st | | |
|---|---|---|---|
| (Unaudited) | 2021 | 2020 | % Change |
| GAAP Diluted Earnings per Common Share | $ 10.36 | $ 9.65 | 7.4% |
| Deferred revenue fair value adjustment | 0.01 | 0.10 | |
| Intangible asset amortization | 0.51 | 0.46 | |
| Impairment of investment | – | 0.42 | |
| Transformation costs | 0.31 | 0.34 | |
| Restructuring/ severance | 0.11 | – | |
| Real estate charges | 0.02 | 0.08 | |
| Other investment income | – | – | |
| Income tax items | (0.12) | (0.18) | |
| Adjusted Diluted earnings per Common Share | $ 11.20 | $ 10.87 | 3.0% |
| Weighted Average Common Shares (Diluted) | 38,570 | 38,646 | |

FACTSET 〉 SEE THE ADVANTAGE
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36

# Non-GAAP Reconciliations – FY 2020 & FY 2019

## Adjusted Operating Income, Margin, Net Income and Diluted EPS

(in thousands, except per share data)

| | FOR THE YEAR ENDED AUGUST 31st | | |
|---|---|---|---|
| (Unaudited) | 2020 | 2019 | % Change |
| GAAP Operating Income | $ 439,660 | $ 438,035 | 0.4% |
| Intangible asset amortization | 22,269 | 24,920 | |
| Deferred revenue fair value adjustment | 4,192 | 5,185 | |
| Impairment of investment | 16,500 | – | |
| Transformation | 16,478 | 597 | |
| Restructuring/ severance | 51 | 3,301 | |
| Real estate charges | 4,253 | 4,146 | |
| Adjusted Operating Income | $ 503,403 | $ 476,185 | 5.7% |
| Adjusted Operating Margin | 33.6% | 33.2% | |
| GAAP Net Income | 372,938 | 352,790 | 5.7% |
| Intangible asset amortization | 17,773 | 20,262 | |
| Deferred revenue fair value adjustment | 3,385 | 4,215 | |
| Impairment of investment | 16,500 | – | |
| Transformation | 13,171 | 469 | |
| Restructuring/ severance | 41 | 2,591 | |
| Real estate charges | 3,399 | 3,255 | |
| Income tax items | (7,085) | 5,274 | |
| Adjusted Net Income | $ 420,122 | $ 388,856 | 8.0% |

| | FOR THE YEAR ENDED AUGUST 31st | | |
|---|---|---|---|
| (Unaudited) | 2020 | 2019 | % Change |
| GAAP Diluted Earnings per Common Share | $ 9.65 | $ 9.08 | 6.3% |
| Intangible asset amortization | 0.46 | 0.52 | |
| Deferred revenue fair value adjustment | 0.10 | 0.11 | |
| Impairment of investment | 0.42 | – | |
| Transformation | 0.34 | 0.01 | |
| Restructuring/ severance | – | 0.06 | |
| Real estate charges | 0.08 | 0.08 | |
| Income tax items | (0.18) | 0.14 | |
| Adjusted Diluted earnings per Common Share | $ 10.87 | $ 10.00 | 8.7% |
| Weighted Average Common Shares (Diluted) | 38,646 | 38,873 | |

FACTSET ⟩ SEE THE ADVANTAGE

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37

# Non-GAAP Reconciliations – FY 2019 & FY 2018

## Adjusted Operating Income, Margin, Net Income and Diluted EPS

(in thousands, except per share data)

| | FOR THE YEAR ENDED AUGUST 31st | | |
|---|---|---|---|
| (Unaudited) | 2019 | 2018 | % Change |
| GAAP Operating Income | $ 438,035 | $ 366,204 | 19.6% |
| Intangible asset amortization | 24,920 | 24,665 | |
| Deferred revenue fair value adjustment | 5,185 | 7,691 | |
| Transformation | 597 | 1,217 | |
| Settlements / Professional Fees | - | 4,908 | |
| Restructuring/ severance | 3,301 | 18,538 | |
| Real estate charges | 4,146 | 2,287 | |
| Adjusted Operating Income | $ 476,185 | $ 425,510 | 11.9% |
| Adjusted Operating Margin | 33.2% | 31.3% | |
| GAAP Net Income | 352,790 | $ 267,085 | 32.1% |
| Intangible asset amortization | 20,262 | 19,723 | |
| Deferred revenue fair value adjustment | 4,215 | 6,084 | |
| Transformation | 469 | 976 | |
| Settlements / Professional Fees | - | 3,936 | |
| Restructuring/ severance | 2,591 | 14,868 | |
| Real estate charges | 3,255 | 1,834 | |
| Income tax items | 5,274 | 21,310 | |
| Adjusted Net Income | $ 388,856 | $ 335,816 | 15.8% |

| | FOR THE YEAR ENDED AUGUST 31st | | |
|---|---|---|---|
| (Unaudited) | 2019 | 2018 | % Change |
| GAAP Diluted Earnings per Common Share | $ 9.08 | $ 6.78 | 33.9% |
| Intangible asset amortization | 0.52 | 0.50 | |
| Deferred revenue fair value adjustment | 0.11 | 0.15 | |
| Transformation | 0.01 | 0.02 | |
| Settlements / Professional Fees | - | 0.10 | |
| Restructuring/ severance | 0.06 | 0.39 | |
| Real estate charges | 0.08 | 0.05 | |
| Income tax items | 0.14 | 0.53 | |
| Adjusted Diluted earnings per Common Share | $ 10.00 | $ 8.53 | 17.2% |
| Weighted Average Common Shares (Diluted) | 38,873 | 39,377 | |

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# Non-GAAP Reconciliations – FY 2018 & FY 2017

## Adjusted Operating Income, Margin, Net Income and Diluted EPS

(in thousands, except per share data)

| | FOR THE YEAR ENDED AUGUST 31st | | |
|---|---|---|---|
| (Unaudited) | 2018 | 2017 | % Change |
| GAAP Operating Income | $ 366,204 | $ 325,135 | 4.0% |
| Intangible asset amortization | 24,665 | 19,924 | |
| Deferred revenue fair value adjustment | 7,691 | 5,486 | |
| Transformation | 1,217 | - | |
| Settlements / Professional Fees | 4,908 | 7,368 | |
| Restructuring/ severance | 18,538 | 10,601 | |
| Real estate charges | 2,287 | - | |
| Adjusted Operating Income | $ 425,510 | $ 395,514 | 7.6% |
| Adjusted Operating Margin | 31.3% | 32.2% | |
| GAAP Net Income | $ 267,085 | $ 258,259 | 3.4% |
| Intangible asset amortization | 19,723 | 14,845 | |
| Deferred revenue fair value adjustment | 6,084 | 4,093 | |
| Transformation | 976 | - | |
| Settlements / Professional Fees | 3,936 | 5,867 | |
| Restructuring/ severance | 14,868 | 8,441 | |
| Real estate charges | 1,834 | - | |
| Income tax items | 21,310 | (1,918) | |
| Adjusted Net Income | $ 335,816 | $ 289,587 | 16.0% |

| | FOR THE YEAR ENDED AUGUST 31st | | |
|---|---|---|---|
| (Unaudited) | 2018 | 2017 | % Change |
| GAAP Diluted Earnings per Common Share | $ 6.78 | $ 6.51 | 4.1% |
| Intangible asset amortization | 0.50 | 0.37 | |
| Deferred revenue fair value adjustment | 0.15 | 0.10 | |
| Transformation | 0.02 | - | |
| Settlements / Professional Fees | 0.10 | 0.15 | |
| Restructuring/ severance | 0.39 | 0.20 | |
| Real estate charges | 0.05 | - | |
| Income tax items | 0.53 | (0.05) | |
| Adjusted Diluted earnings per Common Share | $ 8.53 | $ 7.31 | 16.7% |
| Weighted Average Common Shares (Diluted) | 39,377 | 39,642 | |

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Non-GAAP Reconciliations Free Cash Flow 40 (in thousands) Copyright © 2021 FactSet Research Systems Inc. All rights reserved. FOR THE YEAR ENDED AUGUST 31st (Unaudited) 2017 2018 2019 2020 2021 Net Cash Provided by Operating Activities 320,527$ 385,668$ 427,136$ 505,840$ 555,226$ Capital Expenditures (36,862) (33,520) (59,370) (77,642) (61,325) Free Cash Flow 283,665$ 352,148$ 367,766$ 428,198$ 493,901$

Non-GAAP Reconciliation (Unaudited) 41Copyright © 2018 FactSet Research Systems Inc. All rights reserved. Confidential: Do not forward. (in millions) 1 Technology expenses include Hardware, Software, Communications and related expenses Technology Expense1 vs. Non-Technology Expense FOR THE YEAR ENDED AUGUST 31st 2017 2018 2019 2020 2021 GAAP Technology Expenses 45$ 58$ 68$ 92$ 120$ GAAP Non-Technology Expenses 824 926 929 964 997 GAAP Total Expenses 869 984 997 1,055 1,117 Technology Expense adjustments - - (0) (3) (9) Non-technology Expense adjustments (38) (51) (38) (58) (34) Total Expense adjustments (38) (51) (38) (61) (43) Adjusted Technology Expenses 45 58 68 89 112 Adjusted Non-Technology Expenses 786 876 891 906 963 Adjusted Total Expenses 831$ 933$ 959$ 995$ 1,075$

Non-GAAP Reconciliations Business Outlook Operating Margin, Net Income and Diluted EPS FISCAL 2022 (FULL YEAR) Low End of Range High End of Range GAAP Revenue $1,705 $1,720 GAAP operating income $ 528 $550 GAAP operating margin 31.0% 32.0% Intangible asset amortization 18 18 Transformation costs 8 8 Adjusted operating income $ 554 $ 576 Adjusted Operating Margin 32.5% 33.5% GAAP Net Income $ 446 $ 457 Intangible asset amortization 16 16 Transformation costs 6 6 Discrete tax items (7) (7) Adjusted Net Income $ 461 $ 473 GAAP Diluted Earnings per Common Share $ 11.60 $ 11.90 Intangible asset amortization 0.41 0.41 Transformation costs 0.16 0.16 Discrete tax items (0.17) (0.17) Adjusted Diluted earnings per Common Share $ 12.00 $ 12.30 (in millions, except per share data) 42Copyright © 2021 FactSet Research Systems Inc. All rights reserved.

Thank You 43Copyright © 2021 FactSet Research Systems Inc. All rights reserved.